Exhibit 99.1

July 2005 Nasdaq: MYOG

Forward Looking Statements Some of the matters discussed in this presentation contain forward-looking statements that involve significant risks and uncertainties, including statements relating to the completion and reporting of results from the Company's clinical trials. Actual results could differ materially from those projected and the Company cautions investors and analysts not to place undue reliance on the forward-looking statements contained in, or made in connection with, the presentation. Among other things, the projected completion of any of the Company's clinical trials and the dissemination of the results of the clinical trials may be affected by difficulties or delays, including difficulties or delays in patient enrollment, patient treatment, data collection or data analysis. In addition, the Company's results may be affected by its effectiveness at managing its financial resources, its ability to successfully develop and market its current products, competition from other biotechnology and pharmaceutical companies, difficulties or delays in manufacturing its products, and regulatory developments involving current and future products. Delays in clinical trials, regardless of the cause, could adversely affect the Company's financial position and prospects. Results from earlier clinical trials are not necessarily predictive of future clinical results. Top line results may not be confirmed upon full analysis of the detailed results of a trial. If the Company's product candidates do not meet safety or efficacy endpoints in clinical evaluations, they will not receive regulatory approval and the Company will not be able to market them. Even if the Company's product candidates meet safety and efficacy endpoints, regulatory authorities may not approve them, or the Company may face post-approval problems that require the withdrawal of its product from the market. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, outcomes of clinical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaboration opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to significantly delay, scale back or discontinue one or more of its drug development or discovery research programs. Myogen is at an early stage of development and may not ever have any products that generate significant revenue. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Myogen's Form 10-K for the year ended December 31, 2004 and its periodic reports on Form 10-Q and its current reports on Form 8-K. It is Myogen's policy to update or reconfirm its public guidance only by issuing a press release. The Company generally plans to provide guidance as part of its annual and quarterly earnings releases but reserves the right to provide guidance at different intervals or to revise its practice in future periods. Clinical guidance and financial guidance relating to the Company's current cash, cash equivalents and investments is as of June 27, 2005. Additional financial guidance, if any, discussed in connection with these materials is as of May 2, 2005. Myogen undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in the Company's expectations.

Myogen Highlights Therapeutics for Cardiovascular Diseases Late-stage Product Pipeline Marketed product in Europe Two compounds / two indications / Phase 2b & 3 Commercial Rights Retained Integrated Target and Drug Discovery Platform Drug Discovery and Development Collaboration with Novartis

Myogen Product Portfolio

Myogen Product Portfolio

Pulmonary Arterial Hypertension (PAH) Severely debilitating, life-threatening disease Estimated 100,000 to 200,000 individuals w/w have PAH Multiple etiologies Primary pathogenesis is pulmonary endothelial cell dysfunction or injury leading to: Vasoconstriction Smooth-muscle cell and endothelial cell proliferation Thrombosis Endothelin plays a major role in vasoconstriction and cell proliferation

Therapeutic Approaches Vasodilator therapies Calcium channel blockers Endothelin receptor antagonists Prostacyclin analogues Nitric oxide donors Phosphodiesterase inhibitors Anti-coagulation and anti-platelet therapies Warfarin Prostacyclin analogues Phosphodiesterase inhibitors Anti-inflammatory therapies Endothelin receptor antagonists Prostacyclin analogues Nitric oxide donors Remodeling therapies Endothelin receptor antagonists N ENGL J MED 351;16, Oct 14, 2005

Therapies Calcium Channel Blockers Prostacyclin analogues Flolan (continuous i.v. epoprostenol) Remodulin (continuous s.q. or i.v. treprostinil) Ventavis (inhaled iloprost) Endothelin receptor antagonists Tracleer (oral bosentan b.i.d.) Phosphodiesterase inhibitors Revatio (oral sildenafil t.i.d) Combination therapy Tracleer is the predominant first-line therapy for patients with Class II/III PAH; combo therapy is growing rapidly

Ambrisentan ETA-selective (260X) ETA receptor occupancy = 82-97% ETB receptor occupancy = 2-7% High potency and oral bioavailability Long half-life (9-15 hours) No significant p450 induction or inhibition No active metabolite - excreted in feces Linear pharmacokinetics Patent protection through 2015 Orphan drug designation in US and EU Ambrisentan is a second-generation ERA

Ambrisentan Potential Advantages Efficacy Significant improvements in 6MWD, BDI, and WHO symptoms Durable efficacy with long term use (possible survival benefit) Comparable efficacy in Class II and Class III patients Selectivity for type-A receptor (pathological receptor) Dose flexibility (dose to max efficacy and individualize) Safety profile and ease of use True once a day dosing (9-15 hrs circulating half life) No drug-drug interactions with other PAH therapies (combination therapy) Low incidence of potential liver toxicity that does not appear to be dose-related

Ambrisentan Clinical Program Phase 1 Phase 2 Phase 3 Healthy Volunteers Single Dose 63 subjects Healthy Volunteers Multiple Dose 30 subjects, 10 days AMB-220 Dose-Ranging 64 subjects, 12 wk Open-label Extension 12 wk Phase 2 Long-term AMB-220-E Phase 3 AMB-320 (ARIES-1) N. & S. America & Australia 186 subjects, 12 wk, 3 arm, 5 and 10 mg Phase 3 AMB-321 (ARIES-2) W. Europe, E. Europe, S. America, Israel 186 subjects, 12 wk, 3 arm, 2.5 and 5 mg ARIES Long-term AMB-320/321-E

50 60 -20 -10 0 10 20 30 40 Change in 6MWD (meters) Bosentan BREATHE-1 n = 74 Sitaxsentan STRIDE I&II n= 55/62 placebo 100 mg 12 wks 18 wks 1-10 mg 12 wks 16 wks placebo 125 mg 16 wks Ambrisentan AMB-220 n= 64 Ambrisentan demonstrated significant efficacy 1- Rubin et al., Ambrisentan Improves Exercise Capacity and Clinical Measures in PAH, 2004 Abstracts for the American Thoracic Society. 2- FDA Briefing Document on Tracleer for CardioRenal Advisory Panel, August 10, 2001 and Tracleer Product Labeling. 3- Barst et al., Sitaxsentan Therapy for Pulmonary Arterial Hypertension, Am J Respir Crit Care Med, (2004) vol. 169, pp 441-447.

1 2 Ambrisentan demonstrated significant efficacy 1- Rubin et al., Ambrisentan Improves Exercise Capacity and Clinical Measures in PAH, 2004 Abstracts for the American Thoracic Society. 2- FDA Briefing Document on Tracleer for CardioRenal Advisory Panel, August 10, 2001 and Tracleer Product Labeling.

Baseline 6MWD: Class II=390 m; Class III=316 m 0 10 20 30 40 50 60 70 80 Week 4 Week 8 Week 12 Week 16 Week 20 Week 24 Class II (n=23) Class III (n=41) Change in 6MWD (meters) Ambrisentan demonstrated comparable efficacy in patients with Class II and Class III symptoms

0 20 40 60 80 100 0 2 4 8 12 16 20 24 Class I Class II Class III Class IV n=64 n=62 n=62 n=58 n=58 n=55 n=54 n=54 Percent Week Ambrisentan demonstrated significant improvements in disease symptoms

Week 0 Week 12 Week 24 Week 48 6MWD, n 64 64 64 64 6MWD, meters 343 379 397 397 Dyspnea, n 63 64 64 64 Dyspnea, Borg index 4.0 3.1 2.7 3.1 WHO Functional Class, n 64 64 64 64 Class I, % 0 11 12 11 Class II, % 36 48 47 48 Class III, % 64 41 41 41 Class IV, % 0 0 0 0 Ambrisentan demonstrated durable efficacy

50 60 70 80 90 100 100 200 300 Days Event-free patients (%) IPAH Patients, n = 39 92% Observed Survival vs 74% Predicted Survival Observed Survival Survival from NIH Registry Ambrisentan demonstrated a survival benefit

0 5 10 15 20 25 30 LFTs >8X LFTs >3X Flushing Nausea Headache Nasal Congestion Upper Respiratory Tract Symptoms Peripheral Edema Percent of Patients with AE (%) Ambrisentan was well tolerated with low incidence of potential liver toxicity

Ambrisentan Phase 2 Results Efficacy Statistically significant and clinically meaningful increase in primary efficacy endpoint observed for all four doses Benefit seen in IPAH and SPAH and Class II and Class III patients Improvement in all secondary endpoints and pulmonary vascular hemodynamics Benefit in exercise tolerance and improvement in disease classification appears to be durable (beyond week 48) Safety Safe and well tolerated Low incidence of abnormal liver function tests No drug-drug interactions observed

Ambrisentan Clinical Program Phase 1 Phase 2 Phase 3 Healthy Volunteers Single Dose 63 subjects Healthy Volunteers Multiple Dose 30 subjects, 10 days AMB-220 Dose-Ranging 64 subjects, 12 wk Open-label Extension 12 wk Phase 2 Long-term AMB-220-E Phase 3 AMB-320 (ARIES-1) N. & S. America & Australia 186 subjects, 12 wk, 3 arm, 5 and 10 mg Phase 3 AMB-321 (ARIES-2) W. Europe, E. Europe, S. America, Israel 186 subjects, 12 wk, 3 arm, 2.5 and 5 mg ARIES Long-term AMB-320/321-E

Ambrisentan Potential Advantages Efficacy Significant improvements in 6MWD, BDI, and WHO symptoms Durable efficacy with long term use (possible survival benefit) Comparable efficacy in Class II and Class III patients Selectivity for type-A receptor (pathological receptor) Dose flexibility (dose to max efficacy and individualize) Safety profile and ease of use True once a day dosing (9-15 hrs circulating half life) No drug-drug interactions with other PAH therapies (combination therapy) Low incidence of potential liver toxicity that does not appear to be dose-related

Ambrisentan has potential to become ERA of choice Vasodilator therapies Calcium channel blockers Endothelin receptor antagonists Prostacyclin analogues Nitric oxide donors Phosphodiesterase inhibitors Anti-coagulation and anti-platelet therapies Warfarin Prostacyclin analogues Phosphodiesterase inhibitors Anti-inflammatory therapies Endothelin receptor antagonists Prostacyclin analogues Nitric oxide donors Remodeling therapies Endothelin receptor antagonists Given the importance of ERAs in addressing 3 of the 4 known pathobiologies of PAH, it is highly unlikely that endothelin antagonism will be displaced and combination therapies will most likely evolve as the standard of care. Given the profile of ambrisentan, we believe that it could become the ERA of choice.

PAH may be the first of several pulmonary disorders that respond to ERAs WHO CLASSIFICATION OF PULMONARY HYPERTENSION Pulmonary arterial hypertension Idiopathic Familial Associated with Collagen vascular disease Congenital left-to-right shunt Portal hypertension Infection with HIV Drugs and toxins Pulmonary hypertension with left heart disease Left-sided atrial or venticular heart disease Left-sided valvular heart disease Pulmonary hypertension associated with lung disease or hypoxemia or both Chronic obstructive pulmonary disease Interstitial lung disease Sleep disordered breathing Alveolar hypoventilation disorders Chronic exposure to high altitude Pulmonary hypertension due to chronic thrombotic or embolic disease or both Thromboembolic obstructive of distal or proximal pulmonary arteries Nonthrombotic pulmonary embolism (tumor, parasites, foreign materials) Miscellaneous (Sarcoidosis, histiocytoses, lymphangiomatosis, etc.)

Myogen Product Portfolio

Darusentan Characteristics ETA-selective Long half-life (16-18 hours...potential once daily dosing) Not metabolized through p450 system - no drug-drug interactions observed Approximately 1,500 patients studied in Phase 2/3 Potent anti-hypertension properties Well tolerated No evidence of liver toxicity Darusentan is a second-generation ERA with a large safety database and Phase 2/3 efficacy

Randomized, double-blinded, placebo controlled Phase II/III 390 patients with moderate hypertension Europe and Israel, 56 sites HEAT Investigators, American Journal of Hypertension, 2002, v25, pp. 583-589 Darusentan demonstrated potent anti- hypertensive properties as monotherapy

Resistant Systolic Hypertension 100 million individuals in US & EU have hypertension Despite use of multiple drug classes many remain hypertensive leading to cardiovascular events The Seventh Report of the Joint National Committee on Prevention, Detection, Evaluation and Treatment of High Blood Pressure (JNC 7) defines resistant hypertension as: "the failure to achieve goal blood pressure in patients who are adhering to full doses of an appropriate three-drug regimen that includes a diuretic." Endothelin is believed to have a critical role in hypertension and progression of kidney disease

Prevalence of Resistant Hypertension "Using the definition of concomitant prescription of three or more antihypertensive medications, recent clinical trials indicate that resistant hypertension is common, affecting 20% to 30% of the different study populations." (S. Oparil and M.A. Weber, HYPERTENSION, second edition, 2005, Chapter 59: "Resistant Hypertension", D.A. Calhoun, pp. 616-623) DHTN 1 Systolic RHTN TTL RHTN AHA NIH '99-'00 DR - Low DR - High DM - Low DM - High DM-2 SGC-PMR Average Resistant Pop 0.85 0.37 0.41 0.25 0.47 0.2 0.5 0.09 0.27 0.2 0.35 0.36 36%

10 mg 50 mg 100 mg 150 mg 300 mg Study Week -2 0 4 6 Randomization Placebo Treatment Period -4 Screening Period Placebo Run-in Withdrawal 10 8 2 100 mg 11 12 Final Safety Visit P P 115 patients randomized 1:2 Darusentan Phase 2b Enrollment completed in April; results expected in August

Darusentan Potential Clear guidance from FDA on what is required for registration First ERA approved for hypertension (major new class) No drug-drug interactions (combination therapy) Once-a-day dosing Dosing flexibility Long patent life (2015) Darusentan could be the first of a new class of agents for treating resistant hypertension

Integrated Target & Drug Discovery Platform Intact human heart gene expression Human cardiomyocyte culture Molecular Targets for Heart Failure High Throughput Assays for Screening & Drug Discovery Validation Cardiac signaling pathways Cardiogenomics Cardioproteomics Fetal Gene Program Heart Tissue Bank Isolated human heart preparations Transcriptomics & proteomics Transgenic animals

Drug Discovery and Development Partnership with Novartis Broad strategic partnership in heart muscle disease Expanded in 2Q 2005 to include HDAC inhibitor program Annual research funding to Myogen for 3 years, annually renewable thereafter Significant commitment of Novartis resources Success milestones and royalties on products Co-promotion / profit sharing buy-in by Myogen for substantial portion of commercial economics

Selected Financial Information

2005 Guidance (as of June 27, 2005)1 Complete ARIES-2 enrollment July Darusentan Phase 2b results By end of August Complete ARIES-1 enrollment Q4 ARIES-2 results Year-end 1- The guidance was effective on the date it was issued and it is our policy not to publicly or privately confirm prior guidance except in a widely disseminated press release. Myogen undertakes no duty or obligation to update this slide presentation as a result of new information, future events or changes in our expectations.